                    PECO Energy Company Subsidiary Companies
                        Consolidating Statement of Income
                      Twelve Months Ended December 31, 1996
                             (Thousands of Dollars)

                                                                                                                     Exhibit A
                                                                                                                     1 of 28
                                        Consolidated                           Combined Totals        PECO Energy
                                              Totals        Eliminations        --------------            Company
                                       -------------        ------------                             ------------
Operating Revenues
   Electric                             $  3,854,836         $    40,846         $   3,895,682        $ 3,853,315
   Gas                                       428,814                   -               428,814            428,814
   Nonutility Subsidiaries                    25,124                   -                25,124                  -
                                       -------------        ------------         -------------       ------------
   Total Operating Revenues                4,308,774              40,846             4,349,620          4,282,129
                                       -------------        ------------        --------------       ------------
Operating Expenses
   Fuel and Energy
       Interchange                           977,621              23,623             1,001,244            994,970
   Other Operating                           970,556              17,223               987,779            946,898
   Maintenance                               325,088                   -               325,088            321,103
   Depreciation                              490,044                   -               490,044            487,344
   Income Taxes                              341,448                   -               341,448            335,988
   Other Taxes                               300,265                   -               300,265            296,262
                                       -------------        ------------        --------------       ------------
   Total Operating Expenses                3,405,022              40,846             3,445,868          3,382,565
                                       -------------        ------------        --------------       ------------
Operating Income                             903,752                   -               903,752            899,564
                                       -------------        ------------        --------------       ------------
Other Income and Deductions
   Allowance for Other Funds
       used During Construction
                                              10,222                   -                10,222             10,039
   Equity in Subsidiary
      Companies                                    -              12,226                12,226              7,499
   Income Taxes                                3,004                   -                 3,004              4,457
   Other, Net                                  1,272              30,072                31,344               (763)
                                       -------------        ------------        --------------       ------------
     Total Other Income and
         Deductions                           14,498              42,298                56,796             21,232
                                       -------------        ------------        --------------       ------------
Income Before Interest Charges               918,250              42,298               960,548            920,796
                                       -------------        ------------        --------------       ------------
Interest Charges
   Long-Term Debt                            330,161                   -               330,161            328,517
   Short-Term Debt                            53,885              30,072                83,957             57,894
   Dividends on Preferred
     Securities of
       Subsidiary                             26,723                   -                26,723             26,723
    Allowance for Borrowed
     Funds Used During                        (9,724)                  -                (9,724)            (9,543)
     Construction                       ------------        ------------        --------------       ------------
     Net Interest Charges                    401,045              30,072               431,117            403,591
                                        ------------        ------------        --------------       ------------
Net Income                               $   517,205         $    12,226         $     529,431        $   517,205
                                        ============        ============        ==============       ============

                    PECO Energy Company Subsidiary Companies
                        Consolidating Statement of Income
                      Twelve Months Ended December 31, 1996
                             (Thousands of Dollars)

                                                                                                                     Exhibit A
                                                                                                                     2 of 28

                                                             Susquehanna           Susquehanna                 PECO
                                         PECO Energy       Power Company      Electric Company      Energy Wireless
                                       Power Company        ------------        --------------        -------------
                                       -------------
Operating Revenues
   Electric                             $      1,115         $    16,383         $      24,869                    -
   Gas                                             -                   -                     -                    -
   Nonutility Subsidiaries                         -                   -                     -                    -
                                       -------------        ------------        --------------        -------------
   Total Operating Revenues                    1,115              16,383                24,869                    -
                                       -------------        ------------        --------------        -------------
Operating Expenses
   Fuel and Energy Interchange
                                                   -                   -                 1,033                    -
   Other Operating                                 4                  (3)               19,585                    -
   Maintenance                                     -                   -                 3,624                    -
   Depreciation                                   45               1,612                     -                    -
   Income Taxes                                  387               6,761                   (17)                   -
   Other Taxes                                   292               2,348                   644                    -
                                       -------------        ------------        --------------        -------------
   Total Operating Expenses                      728              10,718                24,869                    -
                                       -------------        ------------        --------------        -------------
Operating Income                                 387               5,665                     -                    -
                                       -------------        ------------        --------------        -------------
Other Income and Deductions
   Allowance for Other Funds
       used During Construction
                                                   -                 183                     -                    -
   Equity in Subsidiary
      Companies                                5,978                   -                     -         $        120
   Income Taxes                                    -                 (38)                  (32)                 (42)
   Other, Net                                     (1)                (11)                   84                    -
                                       -------------        ------------        --------------        -------------
    Total Other Income and
       Deductions                              5,977                 134                    52                   78
                                       -------------        ------------        --------------        -------------
Income Before Interest Charges                 6,364               5,799                    52                   78
                                       -------------        ------------        --------------        -------------
Interest Charges
   Long-Term Debt                                  -                   -                     -                    -
   Short-Term Debt                                 -                   -                     4                    -
   Dividends on Preferred
      Securities of Subsidiary
                                                   -                   -                     -                    -
   Allowance for Borrowed
      Funds Used During                            -                (181)                    -                    -
      Construction                     -------------        ------------        --------------        -------------
      Net Interest Charges                         -                (181)                    4                    -
                                       -------------        ------------        --------------        -------------
Net Income                              $      6,364         $     5,980         $          48         $         78
                                       =============        ============        ==============        =============

                    PECO Energy Company Subsidiary Companies
                        Consolidating Statement of Income
                      Twelve Months Ended December 31, 1996
                             (Thousands of Dollars)

                                                                                                                     Exhibit A
                                                                                                                       3 of 28
                                                             PECO Energy               Eastern
                                         PECO Energy     Capital Limited          Pennsylvania     Adwin Investment
                                             Capital         Partnership           Development              Company
                                         Corporation        ------------               Company        -------------
                                       -------------                            --------------
Operating Revenues
   Electric                                        -                   -                     -                    -
   Gas                                             -                   -                     -                    -
   Nonutility Subsidiaries                         -                   -                     -         $         63
                                       -------------        ------------        --------------        -------------
   Total Operating Revenues                        -                   -                     -                   63
                                       -------------        ------------        --------------        -------------
Operating Expenses
   Fuel and Energy Interchange
                                                   -                   -                     -                    -
   Other Operating                      $          9         $       225          $          1                    8
   Maintenance                                     -                   -                     -                    -
   Depreciation                                    -                   -                     -                    -
   Income Taxes                                  (14)                  -                     -                  (70)
   Other Taxes                                     -                   -                     -                    -
                                       -------------        ------------        --------------        -------------
   Total Operating Expenses                       (5)                225                     1                  (62)
                                       -------------        ------------        --------------        -------------
Operating Income                                   5                (225)                   (1)                 125
                                       -------------        ------------        --------------        -------------
Other Income and Deductions
   Allowance for Other Funds
       used During Construction
                                                   -                   -                     -                    -
   Equity in Subsidiary
      Companies                                 (165)                  -                (1,206)                   -
   Income Taxes                               (1,341)                  -                     -                    -
   Other, Net                                  4,005              27,649                     -                    -
                                       -------------        ------------        --------------        -------------
    Total Other Income and
         Deductions                            2,499              27,649                (1,206)                   -
                                       -------------        ------------        --------------        -------------
Income Before Interest Charges                 2,504              27,424                (1,207)                 125
                                       -------------        ------------        --------------        -------------
Interest Charges
   Long-Term Debt                                  -                  40                     -                    -
   Short-Term Debt                            (1,490)             27,549                     -                    -
   Dividends on Preferred
      Securities of
       Subsidiary                                  -                   -                     -                    -
   Allowance for Borrowed
      Funds Used During                            -                   -                     -                    -
      Construction                     -------------        ------------        --------------        -------------
      Net Interest Charges                    (1,490)             27,589                     -                    -
                                       -------------        ------------        --------------        -------------
Net Income                              $      3,994         $      (165)        $      (1,207)        $        125
                                       =============        ============        ==============        =============

                    PECO Energy Company Subsidiary Companies
                        Consolidating Statement of Income
                      Twelve Months Ended December 31, 1996
                             (Thousands of Dollars)
                                                                                                                     Exhibit A
                                                                                                                       4 of 28
                                                                                        Energy              Eastern
                                                         Adwin Equipment           Performance         Pennsylvania
                                        Adwin Realty             Company              Services          Exploration
                                             Company        ------------          Incorporated              Company
                                       -------------                            --------------        -------------
Operating Revenues
   Electric                                        -                   -                     -                    -
   Gas                                             -                   -                     -                    -
   Nonutility Subsidiaries              $      5,634         $     1,013         $      13,251         $         28
                                       -------------        ------------        --------------        -------------
   Total Operating Revenues                    5,634               1,013                13,251                   28
                                       -------------        ------------        --------------        -------------
Operating Expenses
   Fuel and Energy Interchange
                                                   -                   -                     -                    -
   Other Operating                             2,946               1,047                14,598                   33
   Maintenance                                   344                  17                     -                    -
   Depreciation                                  779                  38                   176                   50
   Income Taxes                                 (399)                 (9)                 (247)                 (48)
   Other Taxes                                   683                  31                     -                    2
                                       -------------        ------------        --------------        -------------
   Total Operating Expenses                    4,353               1,124                14,527                   37
                                       -------------        ------------        --------------        -------------
Operating Income                               1,281                (111)               (1,276)                  (9)
                                       -------------        ------------        --------------        -------------
Other Income and Deductions
   Allowance for Other Funds
       used During Construction
                                                   -                   -                     -                    -
   Equity in Subsidiary
      Companies                                    -                   -                     -                    -
   Income Taxes                                    -                   -                     -                    -
   Other, Net                                      -                   -                   379                    2
                                       -------------        ------------        --------------        -------------
    Total Other Income and
         Deductions                                -                   -                   379                    2
                                       -------------        ------------        --------------        -------------
Income Before Interest Charges                 1,281                (111)                 (897)                  (7)
                                       -------------        ------------        --------------        -------------
Interest Charges
   Long-Term Debt                              1,297                   -                   307                    -
   Short-Term Debt                                 -                   -                     -                    -
   Dividends on Preferred
      Securities of Subsidiary
                                                   -                   -                     -                    -
   Allowance for Borrowed
      Funds Used During                            -                   -                     -                    -
      Construction                     -------------        ------------        --------------        -------------
      Net Interest Charges                     1,297                   -                   307                    -
                                       -------------        ------------        --------------        -------------
Net Income                              $        (16)        $      (111)        $      (1,204)        $         (7)
                                       =============        ============        ==============        =============

                    PECO Energy Company Subsidiary Companies
                        Consolidating Statement of Income
                      Twelve Months Ended December 31, 1996
                             (Thousands of Dollars)
                                                                                                                     Exhibit A
                                                                                                                       5 of 28
                                              Horizon Energy                              Energy
                                                  Company                                Trading
                                                ------------           Exelon            Company
                                                                   ----------         ----------
Operating Revenues
   Electric                                                -                -         $        -
   Gas                                                     -                -                  -
   Nonutility Subsidiaries                        $    5,135                -                  -
                                                ------------       ----------         ----------
      Total Operating Revenues                         5,135                -                  -
                                                ------------       ----------         ----------
Operating Expenses
   Fuel and Energy Interchange                         5,241                -                  -
   Other Operating                                       267        $   2,161                  -
   Maintenance                                             -                -                  -
   Depreciation                                            -                -                  -
   Income Taxes                                         (128)            (756)                 -
   Other Taxes                                             3                -                  -
                                                ------------       ----------         ----------
      Total Operating Expenses                         5,383            1,405                  -
                                                ------------       ----------         ----------
Operating Income                                        (248)          (1,405)                 -
                                                ------------       ----------         ----------
Other Income and Deductions
   Allowance for Other Funds
      used During Construction                             -                -                  -
   Equity in Subsidiary
      Companies                                            -                -                  -
   Income Taxes                                            -                -                  -
   Other, Net                                              -                -                  -
                                                ------------       ----------         ----------
      Total Other Income and
         Deductions                                        -                -                  -
                                                ------------       ----------         ----------
Income Before Interest Charges                          (248)          (1,405)                 -
                                                ------------       ----------         ----------
Interest Charges
   Long-Term Debt                                          -                -                  -
   Short-Term Debt                                         -                -                  -
   Dividends on Preferred
      Securities of Subsidiary                             -                -                  -
   Allowance for Borrowed
      Funds Used During                                    -                -                  -
      Construction                              ------------       ----------         ----------
      Net Interest Charges                                 -                -                  -
                                                ------------       ----------         ----------
Net Income                                       $      (248)       $  (1,405)         $       -
                                                ============       ==========         ==========

                      PECO Energy Company and Subsidiaries
           Consolidating Statement of Unappropriated Retained Earnings
                      Twelve Months Ended December 31, 1996
                             (Thousands of Dollars)
                                                                                                                     Exhibit A
                                                                                                                       6 of 28

                                                                                                        PECO
                                                  Consolidated                       Combined          Energy
                                                     Totals        Eliminations       Totals           Company
Balance at January 1, 1996                         $1,023,708                  -      $1,023,708      $1,066,743

Additions:
   Net Income for twelve months ended
     December 31, 1996 (excluding
     Equity In Earnings of Subsidiary
     Companies)                                       517,205                  -         517,205         509,587

   Dividends Received from
     Subsidiary Companies                                   -         $   15,170          15,170           9,081
                                                  -----------        -----------     -----------     -----------
       Total Additions                                517,205             15,170         532,375         518,668
                                                  -----------        -----------     -----------     -----------

Deductions:
   Expenses in Connection with Issuance
     of Preferred Stock                                   275                  -             275             275

   Cash Dividend Declared
     Preferred Stock                                   21,042                             21,042          21,042
     Common Stock                                     390,527             15,170         405,697         390,527

   Divestment/Other                                         -                  -               -               -

   Issuance of Stock
     Long-Term Incentive Plan                           2,028                  -           2,028           2,028
                                                  -----------        -----------     -----------     -----------
       Total Deductions                               413,872             15,170         429,042         413,872
                                                  -----------        -----------     -----------     -----------
   Balance at December 31, 1996                    $1,127,041         $        -      $1,127,041      $1,171,539
                                                  ===========        ===========     ===========     ===========

                      PECO Energy Company and Subsidiaries
           Consolidating Statement of Unappropriated Retained Earnings
                      Twelve Months Ended December 31, 1996
                             (Thousands of Dollars)
                                                                                                                     Exhibit A
                                                                                                                       7 of 28
                                                     PECO
                                                    Energy         Susquehanna       Susquehanna         PECO
                                                     Power            Power            Electric         Energy
                                                    Company          Company           Company         Wireless
Balance at January 1, 1996                        $      926        $    6,450        $     (42)               -

Additions:
   Net Income for twelve months ended
     December 31, 1996 (excluding
     Equity In Earnings of Subsidiary
     Companies)                                          386             5,979                48      $       78

   Dividends Received from
     Subsidiary Companies                              5,983                 -                 -               -
                                                 -----------       -----------       -----------     -----------
       Total Additions                                 6,369             5,979                48              78
                                                 -----------       -----------       -----------     -----------

Deductions:
   Expenses in Connection with Issuance
     of Preferred Stock                                    -                 -                 -               -
   Cash Dividend Declared
     Preferred Stock                                       -                 -                 -               -
     Common Stock                                      6,347             5,983                 -               -

   Divestment/Other                                        -                 -                 -               -

   Issuance of Stock
     Long-Term Incentive Plan                              -                 -                 -               -
                                                 -----------       -----------       -----------     -----------
       Total Deductions                                6,347             5,983                 -               -
                                                 -----------       -----------       -----------     -----------
   Balance at December 31, 1996                   $      948        $    6,446        $        6      $       78
                                                 ===========       ===========       ===========     ===========

                      PECO Energy Company and Subsidiaries
           Consolidating Statement of Unappropriated Retained Earnings
                      Twelve Months Ended December 31, 1996
                             (Thousands of Dollars)

                                                                                                                     Exhibit A
                                                                                                                       8 of 28
                                                                        PECO
                                                    PECO               Energy           Eastern
                                                   Energy              Capital        Pennsylvania    Adwin
                                                   Capital             Limited        Development     Investment
                                                   Partnership         Company        Company         Corporation
Balance at January 1, 1996                      $    (1,450)         $   (10,491)      $    3,265      $     222

Additions:
   Net Income for twelve months ended
     December 31, 1996 (excluding
     Equity In Earnings of Subsidiary
     Companies)                                       4,159                 (165)              (1)           125

   Dividends Received from
     Subsidiary Companies                                 -                    -              106              -
                                                -----------       -----  --------    ----- ------     ----------
Total Additions                                       4,159                 (165)             105            125
                                                -----------       ----- --------     ----- ------     ----------

Deductions:
   Expenses in Connection with Issuance
     of Preferred Stock                                   -                    -                -              -

   Cash Dividend Declared
     Preferred Stock                                      -                    -                -              -
     Common Stock                                     2,734                    -                -            347

   Divestment/Other                                       -                    -                -              -

   Issuance of Stock
     Long-Term Incentive Plan                             -                    -                -              -
                                                -----------      ------ --------      ---- ------     ----------
       Total Deductions                               2,734                  -                  -            347
                                                -----------      ------ --------      ---- ------     ----------
   Balance at December 31, 1996                  $      (25)        $    (10,656)      $    3,370     $        -
                                                ===========      ==============       ===========     ==========


                      PECO Energy Company and Subsidiaries
           Consolidating Statement of Unappropriated Retained Earnings
                      Twelve Months Ended December 31, 1996
                             (Thousands of Dollars)

                                                                                                                     Exhibit A
                                                                                                                       9 of 28
                                                                                            Energy          Eastern

                                                   Adwin                Adwin            Performance        Pennsylvania

                                                   Realty             Equipment            Services         Exploration

                                                  Company              Company           Incorporated       Company

Balance at January 1, 1996                       $   (15,116)         $   (5,746)        $   (4,627)        $ (16,426)

Additions:
   Net Income for twelve months ended
     December 31, 1996 (excluding
     Equity In Earnings of Subsidiary
     Companies)                                          (16)               (111)            (1,204)               (7)

   Dividends Received from
     Subsidiary Companies                                  -                   -                  -                 -
                                                 -----------        --- --------       --- --------        ----------
       Total Additions                                   (16)               (111)            (1,204)               (7)
                                                 -----------         -----------        -----------        ----------

Deductions:
   Expenses in Connection with Issuance
     of Preferred Stock                                    -                   -                  -                 -

   Cash Dividend Declared
     Preferred Stock                                       -                   -                  -                 -
     Common Stock                                       (241)                  -                  -                 -

   Divestment/Other                                        -                   -                  -                 -

   Issuance of Stock
     Long-Term Incentive Plan                              -                   -                  -                 -
                                                 -----------        --- --------       --- --------       -----------
       Total Deductions                                 (241)                  -                  -                 -
                                                 -----------        --- --------       --- --------        ----------
   Balance at December 31, 1996                  $   (14,891)         $   (5,857)         $  (5,831)        $ (16,433)
                                                 ===========        === ========       === ========        ==========

                      PECO Energy Company and Subsidiaries
           Consolidating Statement of Unappropriated Retained Earnings
                      Twelve Months Ended December 31, 1996
                             (Thousands of Dollars)

                                                                                                                     Exhibit A
                                                                                                                      10 of 28
                                                             Horizon                                  Energy
                                                              Energy                                 Trading
                                                             Company              Exelon             Company

Balance at January 1, 1996                                   $        -                 -         $          -

Additions:
   Net Income for twelve months ended
     December 31, 1996 (excluding
     Equity In Earnings of Subsidiary
     Companies)                                                    (248)           $ (1,405)                 -
   Dividends Received from
     Subsidiary Companies                                             -                  -                   -
                                                            -----------           --------            --------
       Total Additions                                             (248)             (1,405)                 -
                                                            -----------           --------            --------
Deductions:
   Expenses in Connection with Issuance
     of Preferred Stock                                               -                  -                   -

   Cash Dividend Declared
     Preferred Stock                                                  -                  -                   -
     Common Stock                                                     -                  -                   -

   Divestment/Other                                                   -                  -                   -

   Issuance of Stock
     Long-Term Incentive Plan                                         -                  -                   -
                                                            -----------          ---------           ---------
       Total Deductions                                               -                  -                   -
                                                            -----------          ---------           ---------
   Balance at December 31, 1996                             $      (248)          $  (1,405)         $       -
                                                            ===========          =========           =========


                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1996
                             (Thousands of Dollars)

                                                                                                                           Exhibit A
                                                                                                                            11 of 28
                                                                                                                      PECO
                                                      Consolidated                               Combined            Energy
                                                         Totals            Eliminations           Totals             Company
Assets

Utility Plant, at Original Cost
   Electric                                                 $13,622,379                  -         $13,622,379         $13,494,402
   Gas                                                        1,005,507                  -           1,005,507           1,005,507
   Common                                                       371,563                  -             371,563             317,065
                                                            -----------        -----------         -----------         -----------
                                                             14,999,449                  -          14,999,449          14,816,974
   Less:  Accumulated Provision
     for Depreciation                                         5,069,358                  -           5,069,358           5,010,636
                                                            -----------        -----------         -----------         -----------
                                                              9,930,091                  -           9,930,091           9,806,338
Nuclear Fuel, Net                                               199,579                  -             199,579             199,579
Construction Work in Progess                                    661,870                  -             661,870             648,692
Leased Property, Net                                            182,088                  -             182,088             182,088
                                                            -----------        -----------         -----------         -----------
       Net Utility Plant                                     10,973,628                  -          10,973,628          10,836,697
                                                            -----------        -----------         -----------         -----------
Current Assets
   Cash and Temporary Cash Investments                           40,153                  -              40,153              21,207
   Accounts Receivable, Net
     Customers                                                   23,609                  -              23,609              19,127
     Other                                                       77,896        $   349,275             427,171              76,650
   Inventories, at Average Cost
     Fossil Fuel                                                 84,633                  -              84,633              84,633
     Materials and Supplies                                     119,743                  -             119,743             119,320
   Deferred Energy Costs - Gas                                   30,013                  -              30,013              30,013
   Other                                                         63,945                  -              63,945              62,530
                                                            -----------        -----------         -----------          ----------
     Total Current Assets                                       439,992            349,275             789,267             413,480
                                                            -----------        -----------         -----------          ----------
Deferred Debits and Other Assets
   Recoverable Deferred Income Taxes                          2,325,721                  -           2,325,721           2,315,385
   Deferred Limerick Costs                                      361,762                  -             361,762             361,762
   Deferred Non-pension Postretirement
     Benefit Costs                                              233,492                  -             233,492             232,901
  Deferred Energy Costs - Electric                               92,021                  -              92,021              92,021
   Investments                                                  404,261                 (55)           404,206             337,877
   Investments in Subsidiary Companies                                -            398,105             398,105             243,838
   Loss on Reacquired Debt                                      283,853                  -             283,853             283,853
   Other                                                        170,372                  -             170,372             168,912
                                                            -----------        -----------         -----------         -----------
     Total Deferred Debits and
       Other Assets                                           3,871,482            398,050           4,269,532           4,036,549
                                                            -----------        -----------         -----------         -----------
Total                                                       $15,285,102        $   747,325         $16,032,427         $15,286,726
                                                            ===========        ===========         ===========         ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1996
                             (Thousands of Dollars)

                                                                                                                           Exhibit A
                                                                                                                            12 of 28
                                                          PECO
                                                         Energy            Susquehanna           Susquehanna            PECO
                                                          Power               Power               Electric             Energy
                                                         Company             Company              Company             Wireless
Assets

Utility Plant, at Original Cost
   Electric                                                 $     6,103       $   121,873          $         1                   -
   Gas                                                                -                  -                   -                   -
   Common                                                             -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
                                                                  6,103            121,873                   1                   -
   Less:  Accumulated Provision
     for Depreciation                                               644             35,669                   -                   -
                                                            -----------        -----------         -----------         -----------
                                                                  5,459             86,204                   1                   -
Nuclear Fuel, Net                                                     -                  -                   -                   -
Construction Work in Progess                                          -             13,133                  45                   -
Leased Property, Net                                                  -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
       Net Utility Plant                                          5,459             99,337                  46                   -
                                                            -----------        -----------         -----------         -----------
Current Assets
   Cash and Temporary Cash Investments                            1,920              2,055               3,227         $         1
   Accounts Receivable, Net
     Customers                                                        -                  -                  32                   -
     Other                                                        1,770              2,606               3,152                   -
   Inventories, at Average Cost
     Fossil Fuel                                                      -                  -                   -                   -
     Materials and Supplies                                           -                  -                 423                   -
   Deferred Energy Costs                                              -                  -                   -                   -
   Other                                                             30                196                 478                   -
                                                            -----------        -----------         -----------          ----------
     Total Current Assets                                         3,720              4,857               7,312                   1
                                                            -----------        -----------         -----------          ----------
Deferred Debits and Other Assets
   Recoverable Deferred Income Taxes                                 78             10,445                (187)                  -
   Deferred Limerick Costs                                            -                  -                   -                   -
   Deferred Non-pension Postretirement
     Benefit Costs                                                    -                  -                 591                   -
   Investments                                                      385                992                   -              51,004
   Investments in Subsidiary Companies                           93,709                  -                   -                   -
   Loss on Reacquired Debt                                            -                  -                   -                   -
   Other                                                              -                 30                (801)                  -
                                                            -----------        -----------         -----------         -----------
     Total Deferred Debits and
         Other Assets                                            94,172              11,467               (397)             51,004
                                                            -----------        -----------         -----------         -----------
Total                                                       $   103,351        $   115,661         $     6,961         $    51,005
                                                            ===========        ===========         ===========         ===========

                      PECO Energy Company and Subsidiaries
                           Consolidating Balance Sheet
                                December 31, 1996
                             (Thousands of Dollars)

                                                                                                                           Exhibit A
                                                                                                                            13 of 28
                                                                              PECO
                                                          PECO               Energy                Eastern
                                                         Energy              Capital             Pennsylvania           Adwin
                                                         Capital             Limited             Development          Investment
                                                       Partnership           Company               Company            Corporation

Assets

Utility Plant, at Original Cost
   Electric                                                           -                 -                    -         $         -
   Gas                                                                -                  -                   -                   -
   Common                                                             -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
                                                                      -                  -                   -                   -
   Less:  Accumulated Provision
     for Depreciation                                                 -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
                                                                      -                  -                   -                   -
Nuclear Fuel, Net                                                     -                  -                   -                   -
Construction Work in Progess                                          -                  -                   -                   -
Leased Property, Net                                                  -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
       Net Utility Plant                                              -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
Current Assets
   Cash and Temporary Cash Investments                      $       815        $        11         $         4                   -
   Accounts Receivable, Net
     Customers                                                        -                  -                   -                   -
     Other                                                       30,861            308,613                 185                   -
   Inventories, at Average Cost
     Fossil Fuel                                                      -                  -                   -                   -
     Materials and Supplies                                           -                  -                   -                   -
   Deferred Energy Costs                                              -                  -                   -                   -
   Other                                                              -                  -                   -                   -
                                                            -----------        -----------         -----------          ----------
     Total Current Assets                                        31,676            308,624                 189                   -
                                                            -----------        -----------         -----------          ----------
Deferred Debits and Other Assets
   Recoverable Deferred Income Taxes                                  -                  -                   -                   -
   Deferred Limerick Costs                                            -                  -                   -                   -
   Deferred Non-pension Postretirement
     Benefit Costs                                                    -                  -                   -                   -
   Investments                                                                           -                  28                   -
   Investments in Subsidiary Companies                           17,935                  -              42,523                   -
   Loss on Reacquired Debt                                            -                  -                   -                   -
   Other                                                              -              1,121                  84                   -
                                                            -----------        -----------         -----------         -----------
     Total Deferred Debits and
       Other Assets                                              17,935              1,121              42,635                   -
                                                            -----------        -----------         -----------         -----------
Total                                                       $    49,611        $   309,745         $    42,824         $         -
                                                            ===========        ===========         ===========         ===========

                      PECO Energy Company and Subsidiaries
                           Consolidating Balance Sheet
                                December 31, 1996
                             (Thousands of Dollars)


                                                                                                                           Exhibit A
                                                                                                                            14 of 28
                                                                                                Energy               Eastern
                                                          Adwin              Adwin            Performance          Pennsylvania
                                                         Realty            Equipment           Services             Exploration
                                                         Company            Company          Incorporated             Company
Assets

Utility Plant, at Original Cost
   Electric                                                           -                 -                    -                   -
   Gas                                                                -                  -                   -                   -
   Common                                                   $    29,399        $       398         $     5,366         $    19,335
                                                            -----------        -----------         -----------         -----------
                                                                 29,399                398               5,366              19,335
   Less:  Accumulated Provision
     for Depreciation                                             1,844                 66               1,164              19,335
                                                            -----------        -----------         -----------         -----------
                                                                 27,555                332               4,202                   -
Nuclear Fuel, Net                                                     -                  -                   -                   -
Construction Work in Progess                                          -                  -                   -                   -
Leased Property, Net                                                  -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
       Net Utility Plant                                         27,555                332               4,202                   -
                                                            -----------        -----------         -----------         -----------
Current Assets
   Cash and Temporary Cash Investments                            4,458              2,202               2,442                 124
   Accounts Receivable, Net
     Customers                                                    1,890                  -               2,560                   -
     Other                                                          295                369                  61                   -
   Inventories, at Average Cost
     Fossil Fuel                                                      -                  -                   -                   -
     Materials and Supplies                                           -                  -                   -                   -
   Deferred Energy Costs                                              -                  -                   -                   -
   Other                                                              -                225                 359                   -
                                                            -----------        -----------         -----------          ----------
     Total Current Assets                                         6,643              2,796               5,422                 124
                                                            -----------        -----------         -----------          ----------
Deferred Debits and Other Assets
   Recoverable Deferred Income Taxes                                  -                  -                   -                   -
   Deferred Limerick Costs                                            -                  -                   -                   -
   Deferred Non-pension Postretirement
     Benefit Costs                                                    -                  -                   -                   -
   Investments                                                    4,512              2,184               6,766                   -
   Investments in Subsidiary Companies                                -                  -                   -                   -
   Loss on Reacquired Debt                                            -                  -                   -                   -
   Other                                                              -                  -                 270                   -
                                                            -----------        -----------         -----------         -----------
     Total Deferred Debits and
       Other Assets                                               4,512              2,184               7,036                   -
                                                            -----------        -----------         -----------         -----------
Total                                                       $    38,710        $     5,312         $    16,660         $       124
                                                            ===========        ===========         ===========         ===========

                      PECO Energy Company and Subsidiaries
                           Consolidating Balance Sheet
                                December 31, 1996
                             (Thousands of Dollars)

                                                                                                                           Exhibit A
                                                                                                                            15 of 28
                                                            Horizon                                  Energy
                                                            Energy                                   Trading
                                                            Company              Exelon              Company

Assets

Utility Plant, at Original Cost
   Electric                                                           -                  -                   -
   Gas                                                                -                  -                   -
   Common                                                             -                  -                   -
                                                            -----------         ----------           ---------
                                                                      -                  -                   -
   Less:  Accumulated Provision
     for Depreciation                                                 -                  -                   -
                                                            -----------         ----------           ---------
                                                                      -                  -                   -
Nuclear Fuel, Net                                                     -                  -                   -
Construction Work in Progess                                          -                  -                   -
Leased Property, Net                                                  -                  -                   -
                                                            -----------         ----------           ---------
       Net Utility Plant                                              -                  -                   -
                                                            -----------         ----------           ---------
Current Assets
   Cash and Temporary Cash Investments                      $       987                  -           $     700
   Accounts Receivable, Net
     Customers                                                        -                  -                   -
     Other                                                        2,609                  -                   -
   Inventories, at Average Cost
     Fossil Fuel                                                      -                  -                   -
     Materials and Supplies                                           -                  -                   -
   Deferred Energy Costs                                              -                  -                   -
   Other                                                            127                  -                   -
                                                            -----------         ----------           ---------
     Total Current Assets                                         3,723                  -                 700
                                                            -----------         ----------           ---------
Deferred Debits and Other Assets
   Recoverable Deferred Income Taxes                                  -                  -                   -
   Deferred Limerick Costs                                            -                  -                   -
   Deferred Non-pension Postretirement
     Benefit Costs                                                    -                  -                   -
   Investments                                                      458                  -                   -
   Investments in Subsidiary Companies                              100                  -                   -
   Loss on Reacquired Debt                                            -                  -                   -
   Other                                                              -        $       756                   -
                                                            -----------        -----------          ----------
     Total Deferred Debits and
       Other Assets                                                 558                756                   -
                                                            -----------        -----------          ----------
Total                                                       $     4,281        $       756          $      700
                                                            ===========        ===========          ==========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1996
                             (Thousands of Dollars)

                                                                                                                           Exhibit A
                                                                                                                            16 of 28
                                                                                                                      PECO
                                                      Consolidated                               Combined            Energy
                                                         Totals            Eliminations           Totals             Company

Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                                             $ 3,517,614        $   122,648         $ 3,460,262         $ 3,517,614
   Other Paid-in Capital                                          1,326            329,882             331,208               1,271
   Retained Earnings                                          1,127,041             (54,540)         1,072,501           1,137,413
                                                            -----------        -----------         -----------         -----------
                                                              4,645,981            397,990           5,043,971           4,656,298
Preferred and Preference Stock
   Without Mandatory Redemption                                 199,367                  -             199,367             199,367
   With Mandatory Redemption                                     92,700                  -              92,700              92,700
Minority Interest in Preferred
 Securities of Subsidiaries                                     302,182                  -             302,182                   -
Long-Term Debt                                                3,941,232            308,614           4,249,846           4,244,128
Advances from Subsidiary Companies                                    -             30,921              30,921              30,861
                                                            -----------        -----------         -----------         -----------
     Total Capitalization                                     9,181,462            737,525           9,918,987           9,223,354
                                                            -----------        -----------         -----------         -----------
Current Liabilities
   Notes Payable, Bank                                          287,500                  -             287,500             287,500
   Long-Term Debt Due Within One Year                           293,408                  -             293,408             283,303
   Capital Lease Obligations Due Within
    One Year                                                     49,347                  -              49,347              49,347
   Accounts Payable                                             219,298              9,800             229,098             215,793
   Taxes Accrued                                                 71,856                  -              71,856              66,930
   Interest Accrued                                              82,007                  -              82,007              82,017
   Dividends Payable                                             22,407                  -              22,407              22,407
   Other                                                         94,562                  -              94,562              93,657
                                                            -----------        -----------         -----------         -----------
     Total Current Liabilities                                1,120,385              9,800           1,130,185           1,100,954
                                                            -----------        -----------         -----------         -----------

Deferred Credits and Other Liabilities
   Capital Lease Obligations                                    132,741                  -             132,741             132,741
   Deferred Income Taxes                                      3,746,886                  -           3,746,886           3,730,023
   Unamortized Investment Tax Credits                           336,132                  -             336,132             335,199
   Pension Obligation for Early
    Retirement Plan                                             224,454                  -             224,454             223,138
   Non-Pension Postretirement Benefits
    Obligation                                                  315,058                  -             315,058             314,466
   Other                                                        227,984                  -             227,984             226,851
                                                            -----------        -----------         -----------         -----------
     Total Deferred Credits and
      Other Liabilities                                       4,983,255                  -           4,983,255           4,962,418
                                                            -----------        -----------         -----------         -----------
       Total                                                $15,285,102        $   747,325         $16,032,427         $15,286,726
                                                            ===========        ===========         ===========         ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1996
                             (Thousands of Dollars)

                                                                                                                           Exhibit A
                                                                                                                            17 of 28
                                                            PECO
                                                            Energy            Susquehanna          Susquehanna            PECO
                                                            Power               Power              Electric             Energy
                                                            Company             Company             Company             Wireless

Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                                               $  24,600          $  47,048         $        10         $    50,885
   Other Paid-in Capital                                         68,740             40,215               1,050                   -
   Retained Earnings                                              7,393              6,446                   6                  78
                                                            -----------        -----------         -----------         -----------
                                                                100,733             93,709               1,066              50,963
Preferred and Preference Stock
   Without Mandatory Redemption                                       -                  -                   -                   -
   With Mandatory Redemption                                          -                  -                   -                   -
Minority Interest in Preferred                                        -                  -                   -                   -
 Securities of Subsidiaries                                           -                  -                   -                   -
Long-Term Debt                                                        -                  -                   -                   -
Advances from Subsidiary Companies                                    -                  -                  60                   -
                                                            -----------        -----------         -----------         -----------
     Total Capitalization                                       100,733             93,709               1,126              50,963
                                                            -----------        -----------         -----------         -----------
Current Liabilities
   Notes Payable, Bank                                                -                  -                   -                   -
   Long-Term Debt Due Within One Year                                 -                  -                   -                   -
   Capital Lease Obligations Due Within
    One Year                                                          -                  -                   -                   -
   Accounts Payable                                               1,679              2,040               2,728                   -
   Taxes Accrued                                                    584              4,144                 (13)               (493)
   Interest Accrued                                                 (5)                (5)                   -                   -
   Dividends Payable                                                  -                  -                   -                   -
   Other                                                              9                  -                 686                   -
                                                            -----------        -----------         -----------         -----------
     Total Current Liabilities                                    2,267              6,179               3,401                (493)
                                                            -----------        -----------         -----------         -----------

Deferred Credits and Other Liabilities
   Capital Lease Obligations                                          -                  -                   -                   -
   Deferred Income Taxes                                            351             14,840                (507)                535
   Unamortized Investment Tax Credits                                 -                933                   -                   -
   Pension Obligation for Early
    Retirement Plan                                                   -                  -               1,316                   -
   Non-Pension Postretirement Benefits
    Obligation                                                        -                  -                 592                   -
   Other                                                              -                  -               1,033                   -
                                                            -----------        -----------         -----------         -----------
     Total Deferred Credits and
      Other Liabilities                                             351             15,773               2,434                 535
                                                            -----------        -----------         -----------         -----------
       Total                                                $   103,351        $   115,661         $     6,961         $    51,005
                                                            ===========        ===========         ===========         ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1996
                             (Thousands of Dollars)

                                                                                                                           Exhibit A
                                                                                                                            18 of 28
                                                                               PECO
                                                            PECO               Energy                Eastern
                                                            Energy             Capital             Pennsylvania     Adwin
                                                            Capital            Limited             Development      Investment
                                                            Partnership        Company              Company        Corporation
Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                                                       -                  -         $         1         $         -
   Other Paid-in Capital                                    $    49,063        $    18,219              61,747                   -
   Retained Earnings                                               (308)            (10,656)           (23,208)                  -
                                                            -----------        -----------         -----------         -----------
                                                                 48,755              7,563              38,540                   -
Preferred and Preference Stock
   Without Mandatory Redemption                                       -                  -                   -                   -
   With Mandatory Redemption                                          -                  -                   -                   -
Minority Interest in Preferred
 Securities of Subsidiaries                                           -            302,182                   -                   -
Long-Term Debt                                                        -                  -               4,100                   -
Advances from Subsidiary Companies                                    -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total Capitalization                                        48,755            309,745              42,640                   -
                                                            -----------        -----------         -----------         -----------
Current Liabilities
   Notes Payable, Bank                                                -                  -                   -                   -
   Long-Term Debt Due Within One Year                                 -                  -                   -                   -
   Capital Lease Obligations Due Within
    One Year                                                          -                  -                   -                   -
   Accounts Payable                                                 526                  -                  22                   -
   Taxes Accrued                                                    330                  -                   1                   -
   Interest Accrued                                                   -                  -                   -                   -
   Dividends Payable                                                  -                  -                   -                   -
   Other                                                              -                  -                 161                   -
                                                            -----------        -----------         -----------         -----------
     Total Current Liabilities                                      856                  -                 184                   -
                                                            -----------        -----------         -----------         -----------
Deferred Credits and Other Liabilities
   Capital Lease Obligations                                          -                  -                   -                   -
   Deferred Income Taxes                                              -                  -                   -                   -
   Unamortized Investment Tax Credits                                 -                  -                   -                   -
   Pension Obligation for Early
    Retirement Plan                                                   -                  -                   -                   -
   Non-Pension Postretirement Benefits
    Obligation                                                        -                  -                   -                   -
   Other                                                              -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total Deferred Credits and
      Other Liabilities                                               -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total                                                  $    49,611        $   309,745         $    42,824         $         -
                                                            ===========        ===========         ===========         ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1996
                             (Thousands of Dollars)

                                                                                                                           Exhibit A
                                                                                                                            19 of 28
                                                                                                Energy               Eastern
                                                         Adwin               Adwin            Performance          Pennsylvania
                                                         Realty            Equipment           Services            Exploration
                                                        Company             Company          Incorporated            Company
Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                                             $         1        $         1         $         1         $         1
   Other Paid-in Capital                                         43,809             10,634              14,655              16,544
   Retained Earnings                                            (14,891)             (5,857)            (5,830)            (16,433)
                                                            -----------        -----------         -----------         -----------
                                                                 28,919              4,778               8,826                 112
Preferred and Preference Stock
   Without Mandatory Redemption                                       -                  -                   -                   -
   With Mandatory Redemption                                          -                  -                   -                   -
Minority Interest in Preferred
 Securities of Subsidiaries
Long-Term Debt                                                        -                  -               1,618                   -
Advances from Subsidiary Companies                                    -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total Capitalization                                        28,919              4,778              10,444                 112
                                                            -----------        -----------         -----------         -----------
Current Liabilities
   Notes Payable, Bank                                                -                  -                   -                   -
   Long-Term Debt Due Within One Year                             8,697                  -               1,408                   -
   Capital Lease Obligations Due Within
    One Year                                                          -                  -                   -                   -
   Accounts Payable                                                 462                390               3,226                   -
   Taxes Accrued                                                    361                  -                   -                  12
   Interest Accrued                                                   -                  -                   -                   -
   Dividends Payable                                                  -                  -                   -                   -
   Other                                                            253                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total Current Liabilities                                    9,773                390               4,634                  12
                                                            -----------        -----------         -----------         -----------
Deferred Credits and Other Liabilities
   Capital Lease Obligations                                          -                  -                   -                   -
   Deferred Income Taxes                                             18                 44               1,582                   -
   Unamortized Investment Tax Credits                                 -                  -                   -                   -
   Pension Obligation for Early
    Retirement Plan                                                   -                  -                   -                   -
   Non-Pension Postretirement Benefits
    Obligation                                                        -                  -                   -                   -
   Other                                                              -                100                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total Deferred Credits and
      Other Liabilities                                              18                144               1,582                   -
                                                            -----------        -----------         -----------         -----------
     Total                                                  $    38,710        $     5,312         $    16,660           $     124
                                                            ===========        ===========         ===========         ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1996
                             (Thousands of Dollars)

                                                                                                                           Exhibit A
                                                                                                                            20 of 28

                                                            Horizon                                 Energy
                                                            Energy                                  Trading
                                                            Company              Exelon             Company
Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                                             $       100                  -                   -
   Other Paid-in Capital                                          2,400          $   2,161           $     700
   Retained Earnings                                               (247)             (1,405)                 -
                                                            -----------          ---------           ---------
                                                                  2,253                756                 700
Preferred and Preference Stock
   Without Mandatory Redemption                                       -                  -                   -
   With Mandatory Redemption                                          -                  -                   -
Minority Interest in Preferred
 Securities of Subsidiaries
Long-Term Debt                                                        -                  -                   -
Advances from Subsidiary Companies                                    -                  -                   -
                                                            -----------          ---------           ---------
     Total Capitalization                                         2,253                756                 700
                                                            -----------          ---------           ---------
Current Liabilities
   Notes Payable, Bank                                                -                  -                   -
   Long-Term Debt Due Within One Year                                 -                  -                   -
   Capital Lease Obligations Due Within
    One Year                                                          -                  -                   -
   Accounts Payable                                               2,232                  -                   -
   Taxes Accrued                                                      -                  -                   -
   Interest Accrued                                                   -                  -                   -
   Dividends Payable                                                  -                  -                   -
   Other                                                           (204)                 -                   -
                                                            -----------          ---------           ---------
     Total Current Liabilities                                    2,028                  -                   -
                                                            -----------          ---------           ---------
Deferred Credits and Other Liabilities
   Capital Lease Obligations                                          -                  -                   -
   Deferred Income Taxes                                              -                  -                   -
   Unamortized Investment Tax Credits                                 -                  -                   -
   Pension Obligation for Early
    Retirement Plan                                                   -                  -                   -
   Non-Pension Postretirement Benefits
    Obligation                                                        -                  -                   -
   Other                                                              -                  -                   -
                                                            -----------          ---------           ---------
     Total Deferred Credits and
      Other Liabilities                                               -                  -                   -
                                                            -----------          ---------           ---------
     Total                                                  $     4,281          $     756           $     700
                                                            ===========          =========           =========

                                                                   Exhibit A
                                                                   21 of 28

                  PECO Energy Company and Subsidiary Companies
                 Consolidating Statement of Income Eliminations
                      Twelve Months Ended December 31, 1996
                             (Thousands of Dollars)


Elimination No. 1                                                                         Debit              Credit
-----------------                                                                    ----------          ----------
Operating Revenue                                                                     $  40,846
     Operating Expense                                                                                    $  40,846

For eliminating intercompany transactions with respect to sales of energy and rentals, as follows:

                                                                                      Operating           Operating
                                                                                        Revenue            Expenses
                                                                                     ----------          ----------
Susquehanna Power Company                                                             $  16,383
     Rental of generating and transmission
        facilities to Susquehanna Electric
        Company                                                                                           $  16,383

Susquehanna Electric Company                                                             23,623
     Sales of electric energy to PECO                                                                        23,623
        Energy Company

PECO Energy Power Company                                                                   840
     Rental of transmission facilities to                                                                       840
        PECO Energy Company

                                                                                      ---------           ---------
                                                                                      $  40,846           $  40,846
                                                                                      =========           =========

                                                                  Exhibit A
                                                                  22 of 28

                  PECO Energy Company and Subsidiary Companies
                 Consolidating Statement of Income Eliminations
                      Twelve Months Ended December 31, 1996
                             (Thousands of Dollars)

Elimination No. 2                                                                        Debit              Credit
-----------------                                                                   ----------         ----------
Other Income and Deductions                                                          $  42,298
   Interest Charges                                                                                      $  30,072
   Equity in Earnings of Subsidiary Companies                                                               12,226

For eliminating intercompany items in connection with interest on notes and subsidiary earnings as follows:

                                                                                                         Equity in
                                                                                                       Earnings of
                                                                      Other           Interest          Subsidiary
                                                                     Income            Charges           Companies
                                                                   --------           --------        ------------
PECO Energy Company                                                $ (1,486)                 -                  -
   Interest from Susquehanna Electric Company                             -           $      4                  -
   Interest from PECO Energy Capital Corporation                          -             (1,490)                 -
PECO Energy Capital Corporation                                       4,009                  -                  -
   Interest from PECO Energy Capital Limited
      Partnership                                                         -                 40                  -
   Interest from PECO Energy Company                                      -              3,969                  -
PECO Energy Capital Limited Partnership                              27,549                  -                  -
   Interest from PECO Energy Company                                      -             27,549                  -
PECO Energy Company                                                   7,618                  -                  -
   Equity in Earnings of Subsidiary Companies
      PECO Energy Power Company                                           -                  -           $  6,364
      Susquehanna Electric Company                                        -                  -                 48
      PECO Energy Wireless                                                -                  -                 78
      PECO Energy Capital Corporation                                     -                  -              3,994
      Eastern Pennsylvania Development Company                            -                  -             (1,206)
      Eastern Pennsylvania Exploration Company                            -                  -                 (7)
      Horizon Energy Company                                              -                  -               (248)
      Exelon                                                              -                  -             (1,405)
PECO Energy Capital Corporation                                        (165)                 -                  -
   Equity in Earnings of Subsidiary Company
      PECO Energy Capital Limited Partnership                             -                  -               (165)
PECO Energy Power Company                                             5,979                  -                  -
   Equity in Earnings of Subsidiary Company
      Susquehanna Power Company                                           -                  -              5,979
Eastern Pennsylvania Development Company                             (1,206)                 -
   Equity in Earnings of Subsidiary Companies
      Adwin Investment Company                                            -                  -                125
      Adwin Realty Company                                                -                  -                (16)
      Adwin Equipment Company                                             -                  -               (111)
      Energy Performance Services Incorporated                            -                  -             (1,204)
                                                                   --------           --------            --------
                                                                   $ 42,298           $ 30,072            $ 12,226
                                                                   ========           ========           ========


                                                                  Exhibit A
                                                                  23 of 28

                  PECO Energy Company and Subsidiary Companies
                          Note to Financial Statements
                                December 31, 1996
                             (Thousands of Dollars)

1.  Utility Plant in the balance sheet consists of the following:

                                                                            Company                     Consolidated
                                                                      -------------                    -------------
Plant at Original Cost
   Electric                                                           $  13,494,402                    $  13,622,379
   Gas                                                                    1,005,507                        1,005,507
   Common, Used in All Services                                             317,065                          371,563
                                                                      -------------                    -------------
                                                                      $  14,816,974                    $  14,999,449
                                                                      =============                    =============


                                                                Exhibit A
                                                                24 of 28

                  PECO Energy Company and Subsidiary Companies
                            Schedule of Capital Stock
                                December 31, 1996


                                                               Number of Shares                      Amount
                                                           -------------------------              -----------

                                                             Authorized        Outstanding            (In Thousands)
                                                            -----------        -----------            --------------
PECO Energy Company
   Preferred Stock - No Par
      Cumulative (Note)
         $7.96 Series                                           618,954            618,954               $    61,895
         $7.48 Series                                           500,000            500,000                    50,000
         $6.12 Series                                           927,000            927,000                    92,700
         $4.68 Series                                           150,000            150,000                    15,000
         $4.40 Series                                           274,720            274,720                    27,472
         $4.30 Series                                           150,000            150,000                    15,000
         $3.80 Series                                           300,000            300,000                    30,000
         Unclassified                                        12,079,326                  -                         -
                                                             ----------        -----------               -----------
            Total Preferred Stock                            15,000,000          2,920,674                   292,067
                                                             ----------        -----------               -----------
Common Stock - No Par                                       500,000,000        222,542,087                 3,517,614
                                                            -----------        -----------               -----------
Total Capital Stock                                                                                      $ 3,809,681
                                                                                                         ===========

Note: Redeemable, at the option of the Company, at the following dollar amounts per share, plus accrued dividends:

                  $4.68 Series - $104.00                      $4.30 Series - $102.00
                  $4.40 Series - $112.50                      $3.80 Series - $106.00

                  $7.96 Series - $100.00 beginning October 1, 1997 $7.48 Series - $103.74 beginning April 1, 2003



                                                                                                                           Exhibit A
                                                                                                                            25 of 28
                  PECO Energy Company and Subsidiary Companies
                           Schedule of Long-Term Debt
                                December 31, 1996
                             (Thousands of Dollars)

                                                                                                       Due Within
                                                                                                         One Year
                                                                            Long-Term                (Included in
                                                                                 Debt             Long-Term Debt)
                                                                         ------------             ---------------
PECO Energy Company
   First and Refunding Mortgage Bonds
      6-1/8%  Series due 1997                                            $     75,000                $     75,000
      5-3/8%  Series due 1998                                                 225,000                           -
      7-1/2%  Series due 1999                                                 250,000                           -
      9-1/4%  Series due 1999                                                  75,000                           -
      5-5/8%  Series due 2001                                                 250,000                           -
      7-3/8%  Series due 2001                                                  80,000                           -
      8%      Series due 2002                                                 200,000                           -
      7-1/2%  Series due 2002                                                 100,000                           -
      7-1/8%  Series due 2002                                                 200,000                           -
      6-1/2%  Series due 2003                                                 200,000                           -
      6-5/8%  Series due 2003                                                 250,000                           -
      6-3/8%  Series due 2005                                                  75,000                           -
      10-1/4% Series due 2007                                                  44,688                       4,063
      7-3/8%  Series due 2021                                                  90,000                           -
      7.60%   Series due 2021                                                  27,030                           -
      6.70%   Series due 2021                                                 160,560                           -
      6-5/8%  Series due 2022                                                  29,540                           -
      8-1/4%  Series due 2022                                                 250,000                           -
      8-5/8%  Series due 2022                                                 125,000                           -
      8-3/4%  Series due 2022                                                 150,000                           -
      7-1/8%  Series due 2023                                                 200,000                           -
      7-3/4%  Series due 2023                                                 100,000                           -
      7-3/4%  Series due 2023                                                 250,000                           -
      7-1/4%  Series due 2024                                                 225,000                           -
      Floating Rate Delaware County                                            50,000                           -
      Floating Rate Delaware County                                            50,000                           -
      Floating Rate Delaware County                                            50,000                           -
      Floating Rate Salem County                                                4,200                           -
                                                                         ------------                ------------
                                                                            3,786,018                      79,063
   Medium-Term Notes                                                           74,400                      12,000
   Notes Payable - Banks                                                      175,000                     175,000
   Pollution Control Notes                                                    212,705                      17,240
   Unamortized Premium on Long-Term Debt                                            8                           -
   Unamortized Discount on Long-Term Debt                                     (29,314)                          -
                                                                         ------------                ------------
Total PECO Energy Company                                                $  4,218,817                $    283,303
                                                                         ============                ============


                                                                  Exhibit A
                                                                  26 of 28

                  PECO Energy Company and Subsidiary Companies
                    Consolidating Balance Sheet Eliminations
                                December 31,1996
                             (Thousands of Dollars)
Elimination 1                                                                             Debit               Credit
-------------                                                                          --------             --------
Capital Stock - Subsidiary Companies, Consolidated                                     $122,648
   Investments in Capital Stock of Subsidiary Companies, Consolidated                                       $122,648


For  eliminating  investments of PECO Energy  Company and Subsidiary  Companies,
consolidated, in Capital Stock of Subsidiary Companies as follows:
                                                                                   Stated Value
                                                                               of Capital Stock        Investment of
                                                                                 --------------       Owning Company
                                                                                                      --------------
Susquehanna Power Company                                                              $ 47,048                    -
PECO Energy Power Company                                                                24,600             $ 47,048
Susquehanna Electric Company                                                                 10                    -
PECO Energy Capital Limited Partnership                                                       -                    -
PECO Energy Capital Corporation                                                               -                    -
Adwin Realty Company                                                                          1                    -
Adwin Equipment Company                                                                       1                    -
Energy Performance Services Incorporated                                                      1                    -
Eastern Pennsylvania Development Company                                                      1                    -
Eastern Pennsylvania Exploration Company                                                      1                    -
Horizon Energy Company                                                                      100                    -
PECO Energy Wireless                                                                     50,885                    -
PECO Energy Company                                                                           -               75,600
                                                                                       --------             --------
                                                                                       $122,648             $122,648
                                                                                       ========             ========



Elimination No. 2                                                                            Debit            Credit
-----------------                                                                         --------          --------
Paid-In Capital - Subsidiary Companies, Consolidated                                      $329,882
   Investments in Paid-In Capital of Subsidiary
      Companies, Consolidated                                                                               $329,937
   Other Investments                                                                                             (55)

For  eliminating  investments of PECO Energy  Company and Subsidiary  Companies,
consolidated, in Paid-In Capital of Subsidiary Companies as follows:
                                                                       Paid-In       Investment of             Other
                                                                       Capital      Owning Company       Investments
                                                                      --------      --------------       -----------
Susquehanna Power Company                                             $ 40,215                 -                 -
PECO Energy Power Company                                               68,740            $ 40,215               -
Susquehanna Electric Company                                             1,050                 -                 -
PECO Energy Capital Limited Partnership                                 18,191                 -           $    (28)
PECO Energy Capital Corporation                                         49,036              18,219              (27)
Adwin Investment Company                                                     -                 -                 -
Adwin Realty Company                                                    43,809                 -                 -
Adwin Equipment Company                                                 10,634                 -                 -
Energy Performance Services Incorporated                                14,655                 -                 -
Eastern Pennsylvania Development Company                                61,747              69,098               -
Eastern Pennsylvania Exploration Company                                16,544                 -                 -
PECO Energy Wireless                                                         -                 -                 -
Horizon Energy Company                                                   2,400                 -                 -
Exelon                                                                   2,161                 -                 -
Energy Trading Company                                                     700                 -                 -
PECO Energy Company                                                          -             202,405               -
                                                                      --------            --------          --------
                                                                      $329,882            $329,937           $  (55)
                                                                      ========            ========          ========

                                                                 Exhibit A
                                                                 27 of 28

                  PECO Energy Company and Subsidiary Companies
                    Consolidating Balance Sheet Eliminations
                                December 31,1996
                             (Thousands of Dollars)
Elimination 3                                                                             Debit               Credit
-------------                                                                         ---------            ---------
Investments in Retained Earnings of Subsidiary Companies, Consolidated                $  54,540
   Retained Earnings - Subsidiary Companies, Consolidated                                                  $  54,540

For  eliminating  investments of PECO Energy  Company and Subsidiary  Companies,
consolidated, in Retained Earnings of Subsidiary Companies as follows:
                                                                                       Retained        Investment of
                                                                                       Earnings       Owning Company
                                                                                 --------------       --------------
Susquehanna Power Company                                                          $     6,446                   -
PECO Energy Power Company                                                                7,393         $      6,446
Susquehanna Electric Company                                                                 6                   -
PECO Energy Capital Limited Partnership                                                   (284)                  -
PECO Energy Capital Corporation                                                           (308)                (284)
Adwin Investment Company                                                                     -                   -
Adwin Realty Company                                                                   (14,891)                  -
Adwin Equipment Company                                                                 (5,857)                  -
Energy Performance Services Incorporated                                                (5,830)                  -
Eastern Pennsylvania Development Company                                               (23,208)             (26,578)
Eastern Pennsylvania Exploration Company                                               (16,433)                  -
PECO Energy Wireless                                                                        78                   -
Horizon Energy Company                                                                    (247)                  -
Exelon                                                                                  (1,405)                  -
PECO Energy Company                                                                          -              (34,124)
                                                                                   ------------         ------------
                                                                                   $   (54,540)         $   (54,540)
                                                                                   ============         ============


Elimination No. 4
-----------------
Long-Term Debt - Advances from Subsidiary Companies, Consolidated                      $ 30,921
Long-Term Debt - Debentures from Subsidiary Companies, Consolidated                     308,614
    Accounts Receivable - Associated Companies, Consolidated                                               $339,475
    Investments in Indebtedness of Subsidiary Companies, Consolidated                                            60

For  eliminating  investments of PECO Energy  Company and Subsidiary  Companies,
consolidated, in indebtedness of Subsidiary Companies as follows:
                                                                                 Other Accounts
                                                                                     Receivable      Investments of
                                                      Advances     Debentures      ------------      Owning Company
                                                      --------     ----------                        --------------
Susquehanna Electric Company                          $     60              -                 -                   -
PECO Energy Capital Limited Partnership                      -              -      $    308,614                   -
PECO Energy Capital Corporation                              -              -            30,861                   -
PECO Energy Company                                     30,861     $  308,614                 -       $          60
                                                      --------     ----------      ------------       -------------
                                                      $ 30,921     $  308,614      $    339,475       $          60
                                                      ========     ==========      ============       =============

                                                                  Exhibit A
                                                                  28 of 28

                  PECO Energy Company and Subsidiary Companies
                    Consolidating Balance Sheet Eliminations
                                December 31,1996
                             (Thousands of Dollars)

Elimination No. 5                                                                        Debit               Credit
-----------------                                                                      --------             --------
Accounts Payable - Associated Companies, Consolidated                                  $ 9,800
Other Deferred Debits                                                                        -
   Accounts Receivable - Associated Companies,   Consolidated                                               $ 9,800

For adjusting and eliminating intercompany Accounts Payable, as follows:

                                                                       Accounts       Accounts                Other
                                                                        Payable     Receivable      Deferred Debits
                                                                       --------     ----------      ---------------
Susquehanna Power Company                                              $  1,852       $  2,610                    -
PECO Energy Power Company                                                 1,673          1,683                    -
Susquehanna Electric Company                                              2,935          2,792                    -
PECO Energy Capital Corporation                                             526              -                    -
PECO Energy Company                                                       2,814          2,715                    -
Other Deferred Debits                                                         -              -                    -
                                                                       --------       --------             --------
                                                                       $  9,800       $  9,800                    -
                                                                       ========       ========             ========



